UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
__________________________________________

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

May 18, 2006
Date of report (date of earliest event reported)

    FOREST LABORATORIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5438 (Commission File Number)	11-1798614 (I.R.S. Employer Identification Number)

909 Third Avenue New York, New York (Address of principal executive offices)		10022-4731 (Zip code)

(212) 421-7850
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of
                   Principal Officers

                On May 18, 2006, Forest’s Board of Directors voted to increase the size of the Board from six members to seven members and appointed Nesli Basgoz, M.D. to fill the newly created vacancy.

                Dr. Basgoz is currently a Physician in Medicine at Massachusetts General Hospital and Associate Chief for Clinical Affairs in its Division of Infectious Disease. She is also Director, Infectious Disease Outpatient Services and Director, HIV Clinical Services. Dr. Basgoz is also an Associate Professor of Medicine at Harvard Medical School.

                 A press release relating to Dr. Basgoz’s appointment as director is attached as Exhibit 99 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

    (c) Exhibit 99. Press release of Forest Laboratories, Inc. dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2006

Forest Laboratories, Inc.
(Registrant)

/s/ Howard Solomon
 Howard Solomon,
Chairman of the Board